SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 12, 1996




                               GFSB BANCORP, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                    0-25854                 04-2095007
----------------------------     --------------             -------------
(State or other jurisdiction     (SEC File No.)             (IRS Employer
    of incorporation)                                       Identification
                                                                Number)



221 West Aztec Avenue, Gallup, New Mexico                       87301
-----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (505) 722-4361
                                                    --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated November 12, 1996.
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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               GFSB BANCORP, INC.



Date:November 12, 1996                         By:/s/Jerry R. Spurlin
     -----------------                            -------------------
                                                  Jerry R. Spurlin
                                                  President